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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2005

KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)
6 Desta Drive Midland, Texas 79705 (Address and Zip Code of Principal Executive Offices)
432/620-0300 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        On January 7, 2005, Key Energy Services, Inc., a Maryland corporation (the "Company"), announced that it is soliciting consents from the holders of its outstanding 6 3/8% senior notes due 2013 and 8 3/8% senior notes due 2008, to extend until March 31, 2005 the period in which the Company must deliver its 2004 10-K reports and 2004 10-Q reports. A copy of the Company's press release and consent solicitation statement are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)
Exhibits.

99.1
Press Release dated January 7, 2005, regarding the solicitation of consents from the holders of its outstanding 6 3/8% senior notes due 2013 and 8 3/8% senior notes due 2008.

99.2
Consent Solicitation Statement of Key Energy Services, Inc. dated January 7, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: January 10, 2005	By:	/s/ RICHARD J. ALARIO Richard J. Alario Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 7, 2005, regarding the solicitation of consents from the holders of its outstanding 6 3/8% senior notes due 2013 and 8 3/8% senior notes due 2008.
99.2	Consent Solicitation Statement of Key Energy Services, Inc. dated January 7, 2005.

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QuickLinks

  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index